Prudential Investment Portfolios 18

PGIM Jennison MLP Fund

Supplement dated April 18, 2019 to the Fund's Currently Effective Statement of Additional Information

(SAI)

Effective Immediately, the information below is replacing the information currently within the SAI. To reflect this change, the SAI is revised, as follows:

1.In Part I of the SAI, the table entitled "Portfolio Managers: Personal Investments and Financial Interests" is revised by adding the following information:

Portfolio	Investments and
Managers	Other Financial
Interests in the
Fund and Similar
Strategies1

Ubong "Bobby"	$100,001 - $500,000
Edemeka
Shaun Hong, CFA	Over $1,000,000

Stephen J. Maresca,	$100,001 - $500,000
CFA

1."Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies includes other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. "Other Financial Interests" include an investment professional's notional investments in the Fund through a deferred compensation plan for Jennison employees where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund.

The dollar ranges for each Portfolio Manager's investment in the Fund are as follows: Ubong "Bobby" Edemeka:

$100,001-$500,000; Shaun Hong, CFA: $100,001 - $500,000; Stephen J. Maresca, CFA: $100,001-$500,000.

LR1188